Exhibit 24.1

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ NOLAN D. ARCHIBALD
NOLAN D. ARCHIBALD
Director

August 15, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROSALIND G. BREWER
ROSALIND G. BREWER
Director

August 16, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ DAVID B. BURRITT
DAVID B. BURRITT
Director

August 13, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES O. ELLIS, JR.
JAMES O. ELLIS, JR.
Director

August 14, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ THOMAS J. FALK
THOMAS J. FALK
Director

August 12, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CHRISTOPHER J. GREGOIRE
CHRISTOPHER J. GREGOIRE
Vice President and Controller (Chief Accounting Officer)

August 23, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ GWENDOLYN S. KING
GWENDOLYN S. KING
Director

August 17, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES M. LOY
JAMES M. LOY
Director

August 13, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DOUGLAS H. MCCORKINDALE
DOUGLAS H. MCCORKINDALE
Director

August 13, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ JOSEPH W. RALSTON
JOSEPH W. RALSTON
Director

August 13, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ ANNE STEVENS
ANNE STEVENS
Director

August 22, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ ROBERT J. STEVENS
ROBERT J. STEVENS
Chairman, Chief Executive Officer, and Director

August 16, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, under the Securities Act of 1933, as amended, (the “Securities Act”), to be filed by the Lockheed Martin Corporation with the Securities and Exchange Commission in connection with the registration under the Securities Act of debt securities proposed to be registered by Lockheed Martin Corporation from time to time.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/S/ BRUCE L. TANNER
BRUCE L. TANNER
Executive Vice President and Chief Financial Officer

August 19, 2011